Exhibit 99.2
Extending and Strengthening our New Jersey Franchise April 13, 2006 Acquisition of: Interchange Financial Services Corporation

Note on Forward-Looking Information This presentation contains forward-looking statements regarding TD Banknorth Inc.'s ("TD Banknorth's" or "BNK's") acquisition of Interchange Financial Services Corporation ("Interchange" or "IFCJ"). Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated synergies from the acquisition cannot be fully realized within the expected time frame; (2) revenues following the acquisition are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of TD Banknorth and Interchange are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which TD Banknorth will be doing business, are less favorable than expected; (7) legislation or changes in regulatory requirements adversely affect the businesses in which TD Banknorth would be engaged; or (8) factors which would result in a condition to the transaction not being met. Neither TD Banknorth nor Interchange undertakes any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

An Attractive New Jersey Opportunity Significantly bolsters presence in highly attractive Bergen County, NJ Fill-in geography - excellent fit with the former Hudson United franchise Strong management team and talented employee base that will add depth to our existing franchise Outstanding commercial bank balance sheet Consistently ranked as one of the nation's top performing financial institutions Very strong revenue growth potential in future years Interchange is exactly the type of acquisition we have consistently and successfully executed throughout our history

Building a Leading Community Banking Franchise in New Jersey Substantially increases and strengthens our Bergen County franchise Enhances our commercial presence Accelerates improvement of deposit levels at Hudson United branches BNK IFCJ

Building a Leading Community Banking Franchise in New Jersey BNK IFCJ

Market Characteristics The demographics of the markets served by Interchange are very attractive. Interchange's markets are among the nation's highest in average household income and deposits per capita. BNK Footprint IFCJ Footprint New Jersey National Average East 78811 107782 87573 68694 Average Household Income Deposits per Capita Source: SNL Financial (ESRI data) Footprints weighted based on franchise deposits per county BNK Footprint IFCJ Footprint New Jersey National Average East 20873 35728 25382 19669

Substantially Improved Market Share Positions Source: SNL Financial; Deposits and market share as of June 30, 2005, pro forma for pending and completed acquisitions and excludes deposits held by investment brokerage companies Interchange improves TD Banknorth's deposit market share position to #9 in New Jersey and to #5 in Bergen County.

Expanded Presence in Attractive Markets Further diversifies TD Banknorth's franchise in the wealthy and dynamic Mid-Atlantic market: Pro Forma Loans (1) Pro Forma Deposits (2) Assets Massachussetts 0.275 Connecticut 0.149 New York 0.094 New Jersey 0.126 Pennsylvania 0.021 Maine 0.113 New Hampshire 0.145 Vermont 0.057 Brokered 0.019 Net Loans Massachussetts 0.314 Connecticut 0.121 New York 0.078 New Jersey 0.105 Pennsylvania 0.026 Maine 0.134 New Hampshire 0.118 Vermont 0.065 Other 0.038 Based on BNK balances as of February 28, 2006 and IFCJ balances as of December 31, 2005 Based on FDIC data as of June 30, 2005

Consistent With Our Acquisition Strategy Consistent with our long term strategic plan A unique opportunity to leverage the Hudson United platform Meaningful opportunities for both revenue and expense synergies Straight forward, low risk integration for highly experienced TD Banknorth management team (26 prior acquisitions) Leverages partnership with TD parent Attractive return on investment - mid-teens IRR Capital levels maintained Interchange has solid asset quality

An Opportunity to Create Value Provides significant cross-sell opportunities to leverage TD Banknorth's broad array of products: Consumer lending Asset-based lending Cash management Wealth management Insurance BNK fee income ratio of 28.7% as compared to 15.3% at IFCJ (1) BNK deposit service charge ratio of 0.65% as compared to 0.28% at IFCJ (2) Substantial branch consolidation opportunities: 12 of 30 branches (40%) within one mile of a TD Banknorth branch For year ended December 31, 2005; Excludes gains/losses on sale of securities and other non-recurring items For year ended December 31, 2005; Based on deposit service charges to average total deposits

Transaction Summary Value per Interchange share: $23.00 Aggregate transaction value: $480.6 million Consideration to Interchange: IFCJ shareholders will receive 100% cash Transaction funding: $405.2 million from TD in exchange for 13.0 million BNK common shares at $31.17 per share (1) Anticipated private or public issuance of $75 million of subordinated debt Cash break-up fee: $20 million (4.2% of deal value) Restructuring charges: $21.6 million (after tax) (1) Increases TD's ownership to approximately 58.6%

Transaction Pricing Includes Mid-Atlantic bank transactions since January 1, 2003 with deal value between $100 million and $2 billion Based on First Call estimates Based on First Call estimates, fully phased-in synergies and fully diluted shares Based on December 31, 2005 data Core deposits exclude CDs over $100,000 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006 Based on closing price of $19.13 on April 12, 2006

Transaction Timetable Expected IFCJ Shareholder Approval: 2006 Expected Closing: Early Q1 - 2007 Expected Systems Conversion: Q1 - 2007

Pro Forma Balance Sheet Adjusted for $2.5 billion of balance sheet deleveraging related to Hudson United Assumes consummation date of January 1, 2007. Includes purchase accounting and pro forma adjustments. Assumes consummation date of January 1, 2007. Includes purchase accounting and pro forma adjustments. Assumes consummation date of January 1, 2007. Includes purchase accounting and pro forma adjustments.

Strong Core Deposit Base Strong Core Deposit Base

Diversified Loan Portfolio Interchange consumer loans include $158 million of home equity loans Excludes loans held for sale Excludes loans held for sale Excludes loans held for sale

Strong Asset Quality For the year ended December 31, 2005; TD Banknorth pro forma for Hudson United; TD Banknorth stand-alone ratio was 0.16%; Hudson United results impacted by Bankruptcy Abuse Prevention and Consumer Act of 2005 related losses and hurricane related losses Hudson United results impacted by Bankruptcy Abuse Prevention and Consumer Act of 2005 related losses and hurricane related losses Hudson United results impacted by Bankruptcy Abuse Prevention and Consumer Act of 2005 related losses and hurricane related losses

Pro Forma Impact - Net Income Based on mean First Call estimate Based on mean First Call estimate of $1.14 and projected amortization of intangibles net of tax Total synergies estimated at 50% of IFCJ's operating expense base net of tax Assumes the private or public issuance of $75 million of subordinated debt at an after-tax cost of 3.89%; Assumes an opportunity cost of the restructuring charges of 3.50% after-tax Approximately 13.0 million shares issued to TD at $31.17 per share Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable Note: 35% tax rate assumed where applicable

TD Banknorth Summary Exactly the type of transaction TD Banknorth has consistently and successfully executed throughout its history Expands TD Banknorth's existing franchise in the highly attractive communities of northern New Jersey Strong management team and talented employee base that will add depth to our existing franchise Significant opportunities to leverage TD Banknorth's broader array of product and service offerings Attractive return on investment - mid-teens IRR Low risk transaction

What this acquisition means for TD Bank Financial Group Leveraging the flexibility of the TD Banknorth ownership structure: TD contributing US$405MM (C$465MM) via purchase from treasury of approximately 13MM TD Banknorth shares at US$31.17 TD's ownership position increases to approximately 58.6% Anticipated to be modestly accretive to TD's earnings on both a reported and adjusted basis in 2007 Approximately 45 basis point reduction in both tangible common equity ratio and tier 1 capital ratio Consistent with TD's growth strategy: Supporting TD Banknorth's expansion in the U.S. Northeast TD's financial results prepared in accordance with Canadian GAAP are referred to as "reported" results. TD also utilizes "adjusted" earnings (i.e., reported earnings excluding "items of note") to assess each of its businesses and measure overall performance. Adjusted earnings are not defined terms under Canadian GAAP and may not be comparable to similar terms used by other issuers. See page 14 of TD's 2005 Annual Report (www.td.com/investor) for an explanation of how TD reports and a reconciliation of adjusted to reported results. Certain factors and assumptions were applied in drawing the above conclusion about TD's anticipated results and certain factors could cause this conclusion to differ from actual results. For more information on these factors and assumptions, see TD's 2005 Annual Report, the accompanying press releases of TD Banknorth and TD dated April 13, 2006 (www.td.com/investor), and as well the foregoing slides of TD Banknorth. The transaction is not material to TD.

Questions & Answers

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of "cash basis" performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties incurred in connection with deleveraging strategies. Because these items and their impact on the Company's performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. This presentation is being made in respect of the proposed merger transaction involving Interchange Financial Services Corporation and TD Banknorth Inc. Interchange will be filing relevant documents concerning the merger with the Securities and Exchange Commission, including a proxy statement. We urge investors to read these documents because they will contain important information. Investors will be able to obtain these documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the Commission by Interchange will be available free of charge from the Secretary of Interchange (Nicholas R. Marcalus, Secretary, Interchange Financial Services Corporation, Park 80 West/Plaza II, Saddle Brook, New Jersey 07663, telephone (201) 703-2265). Interchange and its directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the merger. Information about the directors and executive officers of Interchange and ownership of Interchange common stock is set forth in Interchange's proxy statement for its 2005 annual meeting of stockholders, dated March 30, 2005, as filed with the Commission. Additional information about the interests of those participants may be obtained from reading the definitive proxy statement relating to the proposed acquisition when it becomes available. Interchange stockholders should read the proxy statement and other documents to be filed with the Commission carefully before making a decision concerning the merger. Note on Non-GAAP Financial Information/Additional Information About the Transaction